Exhibit 10.3

Execution Version

FOURTH AMENDMENT TO
SEVENTH AMENDED AND RESTATED INVENTORY FINANCING AGREEMENT

THIS FOURTH AMENDMENT TO SEVENTH AMENDED AND RESTATED INVENTORY FINANCING AGREEMENT (this “Amendment”) dated as of February 14, 2023 (the “Fourth Amendment Closing Date”), is made to that certain SEVENTH AMENDED AND RESTATED INVENTORY FINANCING AGREEMENT dated as of December 29, 2021, among WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC (“CDF”) as Agent (in such capacity as agent, the “Agent”) for the several financial institutions that may from time to time become party thereto (collectively, “Lenders” and individually, each a “Lender”), such Lenders that are party to this Amendment, and the persons listed on Schedule 3 thereto entitled “List of Dealers” (each, individually, a “Dealer” and collectively, the “Dealers”) (as amended, restated, supplemented or otherwise modified, the “IFA”). All capitalized terms not otherwise defined in this Amendment shall have the respective meanings assigned to them in the IFA.
Recitals
A.Pursuant to Section 2(e) of the IFA, Dealers have requested Agent to approve their one-time Discretionary Aggregate Allocation Increase in the amount of $50,000,000, and Agent has approved such request and offered such Discretionary Aggregate Allocation Increase to the Lenders.

B.Lenders have reviewed the Discretionary Aggregate Allocation Increase request. Certain of Lenders have accepted their pro rata share of the Discretionary Aggregate Allocation Increase and certain of such Lenders have accepted additional portions of the Discretionary Aggregate Allocation Increase declined by certain other Lenders, in each case, pursuant to the terms of the IFA (such accepting Lenders, collectively, the “Accepting Lenders”). The total Discretionary Aggregate Allocation Increase accepted by such Accepting Lenders, including CDF, is an amount equal to $50,000,000.

C.In order to account for Lenders’ updated Allocations and Ratable Shares due to the Discretionary Aggregate Allocation Increase, Agent, Dealers, and Lenders desire to amend the IFA as set forth herein, and Agent and Lenders are willing to amend the terms of the IFA as set forth in and subject to the terms and conditions of this Amendment.
Agreement
NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein and in the IFA the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Amendments to IFA.

a.Schedule 1 to the IFA is hereby replaced in its entirety with Schedule 1 attached to this Amendment.

b.Schedule 2 to the IFA is hereby replaced in its entirety with Schedule 2 attached to this Amendment.

2.References. Each reference in the Loan Documents to the IFA shall be deemed to refer to the IFA as amended by this Amendment.

3.Ratification

a.Each Dealer hereby ratifies and confirms the IFA as amended hereby and each other Loan Document executed by such Dealer in all respects. All terms and provisions of the Loan Documents not specifically amended by this Amendment shall remain unchanged and in full force and effect.

b.Each Guarantor hereby (i) ratifies and confirms each of such Guarantor’s Guaranty, including, without limitation, that certain (A) the Eighth Amended and Restated Collateralized Guaranty dated December 29, 2021 executed by Holdings in favor of Agent, (B) Sixth Amended and Restated Collateralized Guaranty dated December 29, 2021 executed by Parent in favor of Agent, (C) Second Amended and Restated Collateralized Guaranty dated December 29, 2021 by PubCo in favor of Agent, (D) the Collateralized Guaranty dated October 7, 2022 by Ocean Holdings in favor of Agent, (E) Fourth Amended and Restated Guaranty dated December 29, 2021 executed by Philip Austin Singleton, Jr. in favor of Agent, and (F) Fourth Amended and Restated Guaranty dated December 29, 2021 executed by Anthony Aisquith in favor of Agent, and (G) the Guaranty dated October 7, 2022 by OCEAN BIO-CHEM, LLC, STAR-BRITE DISTRIBUTING, INC., KINPAK INC., STAR BRITE DISTRIBUTING (CANADA), INC., ODORSTAR TECHNOLOGY, LLC, STARBRITE STA-PUT, INC., STAR BRITE EUROPE, LLC, ALL OCEANS CLOSINGS, LLC, and DENISON YACHTING LLC in favor of Agent (each such guaranty referred to in clauses (A) through (G) above, a “Guaranty,” and collectively, the “Guaranties”), and each other Loan Document executed by such party in all respects, (ii) agrees such Guaranty and each other Loan Document executed by such party shall remain in full force and effect, (iii) agrees that all of Dealers’ obligations under the IFA and other Loan Documents are guaranteed by such Guarantor, and (iv) represents and covenants to and with Agent that such Guarantor has no defense, claim, right of recoupment, or right of offset against Agent under such Guaranty.

4.Conditions Precedent to Effectiveness of Amendment. This Amendment shall not be effective unless and until each of the following conditions precedent has been satisfied or waived in the Permitted Discretion of Agent:

a.Agent shall have received a copy of this Amendment, duly executed by Dealers, Guarantors, and Lenders.

b.Agent shall have received any and all fees payable to Agent by Dealers and Guarantors in connection with this Amendment and the transactions contemplated hereby.

c.Agent shall have received evidence (in form and substance acceptable to Agent in its sole discretion) that the Discretionary Aggregate Allocation Increase does not violate the terms of the Credit Facility Agreement, or otherwise has been consented to thereunder.

d.Agent shall have received, dated as of the Fourth Amendment Closing Date and in form and substance satisfactory to Agent, an opinion of counsel to Dealers and Guarantors.

5.Representations and Warranties. Dealers hereby represent and warrant to Agent that all representations and warranties of Dealers in the IFA are incorporated herein in full by this reference and are true and correct as of the date hereof, except to the extent such representations and warranties relate solely to an earlier date.

6.Release. In consideration of the agreements of Agent and Lenders contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Guarantor and each Dealer (collectively, the “Releasors”), on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, each of their successors and assigns, each of their respective affiliates, and their respective affiliates’ present and former shareholders, members, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees,” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually a “Claim” and collectively, “Claims”) of every name and nature, either known or unknown, both at law and in equity, which Releasors, or any of them, or any of their successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date hereof, including, without limitation, for or on the account of, or in relation to, or in any way in connection with the IFA, or any of the other Loan Documents, including, without limitation, the Guaranties, or transactions thereunder or related thereto.

7.Acknowledgment.

a.Dealers hereby acknowledge that the request delivered to Agent for the Discretionary Aggregate Allocation Increase contemplated by this Amendment is the one-time request permitted by the provisions of the IFA and Dealers shall not be permitted to make any additional requests for Discretionary Aggregate Allocation Increases unless the IFA shall hereafter be amended to allow for further requests or increases.

b.The parties hereto acknowledge and agree that if the Fourth Amendment Closing Date is a date other than a Reporting Date, the Allocations and Ratable Shares set forth in Schedule 1 attached to this Amendment shall not take effect until the first Wednesday after the Fourth Amendment Closing Date, and until such Reporting Date, the Allocations and Ratable Shares of the Lenders immediately prior to the Fourth Amendment Closing Date shall continue to be in effect. If the Fourth Amendment Closing Date is also a Reporting Date, the Allocations and Ratable Shares set forth in Schedule 1 attached to this Amendment shall be effective as of the Fourth Amendment Closing Date.

8.Governing Law. This Amendment shall be governed by the internal laws of the State of Illinois without reference to the conflicts of laws principles thereof.

9.Assignment. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their participants, successors and assigns.

10.Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. This Amendment may be executed by any party to this Amendment by original signature or facsimile signature.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

DEALERS:
LEGENDARY ASSETS & OPERATIONS, LLC,
SINGLETON ASSETS & OPERATIONS, LLC,
SOUTH FLORIDA ASSETS & OPERATIONS, LLC,
MIDWEST ASSETS & OPERATIONS, LLC,
SOUTH SHORE LAKE ERIE ASSETS & OPERATIONS, LLC,
BOSUN’S ASSETS & OPERATIONS, LLC,
YACHTING ASSETS & OPERATIONS, LLC,
CENTRAL ASSETS & OPERATIONS, LLC, and
QUALITY ASSETS & OPERATIONS, LLC

By:	/s/ Jack Ezzell
Name:	Jack Ezzell
Title:	Chief Financial Officer

NORFOLK MARINE COMPANY

By:	/s/ Jack Ezzell
Name:	Jack Ezzell
Title:	Treasurer

CMC MARINE, LLC,
INNOVATIVE PLASTICS, LLC

By: T-H Marine Supplies, LLC,
a Delaware limited liability company, its Manager

By:	/s/ Jack Ezzell
Name:	Jack Ezzell
Title:	Manager

T-H MARINE SUPPLIES, LLC

By:	/s/ Jack Ezzell
Name:	Jack Ezzell
Title:	Manager

[Signature Page to the Fourth Amendment to Seventh Amended and Restated Inventory Financing Agreement]

GUARANTORS:

ONEWATER MARINE INC.,
ONE WATER MARINE HOLDINGS, LLC,
ONE WATER ASSETS & OPERATIONS, LLC,
OCEAN BIO-CHEM HOLDINGS, INC.,
OCEAN BIO-CHEM, LLC,
STAR-BRITE DISTRIBUTING, INC.,
KINPAK INC.,
STAR BRITE DISTRIBUTING (CANADA), INC.,
ODORSTAR TECHNOLOGY, LLC,
STARBRITE STA-PUT, INC.,
STAR BRITE EUROPE, LLC,
ALL OCEANS CLOSINGS, LLC, and
DENISON YACHTING LLC

By:	/s/ Jack Ezzell
Name:	Jack Ezzell
Title:	Chief Financial Officer

/s/ Philip Austin Singleton Jr.	/s/ Anthony Aisquith
Philip Austin Singleton, Jr. as Guarantor	Anthony Aisquith. as Guarantor

WELLS FARGO COMMERCIAL DISTRIBUTION
FINANCE, LLC, as Agent and Lender

By:	/s/ Thomas M. Adamski
Name:	Thomas M. Adamski
Title:	Managing Director

[Signature Page to the Fourth Amendment to Seventh Amended and Restated Inventory Financing Agreement]

LENDERS:

WEBSTER BANK, NATIONAL ASSOCIATION

By:	/s/ Dale Coonrod
Name:	Dale Coonrod
Title:	Director

HANCOCK BANK

By:	/s/ Jennifer Pelham
Name:	Jennifer Pelham
Title:	Sr Vice President

RENASANT BANK

By:	/s/ Paul K Walker
Name:	Paul K Walker
Title:	Sr Lender, SVP

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Ryan Mink
Name:	Ryan Mink
Title:	Vice President

FIRST HORIZON BANK

By:	/s/ Donald W. Dobbins, Jr.
Name:	Donald W. Dobbins, Jr.
Title:	SVP

ROCKLAND TRUST COMPANY

By:	/s/ Steven J. Ingalls
Name:	Steven J. Ingalls
Title:	Vice President

CENTENNIAL BANK

By:	/s/ Thomas B. Dix III
Name:	Thomas B. Dix III
Title:	Vice President

[Signature Page to the Fourth Amendment to Seventh Amended and Restated Inventory Financing Agreement]

TRUIST BANK

By:	/s/ Stephen D. Metts
Name:	Stephen D. Metts
Title:	Director

BANK OF THE WEST

By:	/s/ Robert A. Glasbrenner
Name:	Robert A. Glasbrenner
Title:	Vice President

FIFTH THIRD BANK, NATIONAL ASSOCIATION

By:	/s/ Rick Budinger
Name:	Rick Budinger
Title:	Vice President

PINNACLE BANK, A TENNESSEE BANK

By:	/s/ Baimba Norman
Name:	Baimba Norman
Title:	SVP
[Signature Page to the Fourth Amendment to Seventh Amended and Restated Inventory Financing Agreement]